Exhibit (23)
                                  ------------

                        Consent of Deloitte & Touche LLP

                              DELOITTE & TOUCHE LLP

                                                  250 East Fifth Street
                                                  Post Office Box 5340
                                                  Cincinnati, Ohio 45201-5340
                                                  Telephone: (513) 784-7100

CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
- ---------------------------------------------------

We consent to the incorporation by reference in the following documents of our report dated August 8, 1996, incorporated by reference in this Annual Report on Form 10-K of The Procter & Gamble Company for the year ended June 30, 1996.

1. Amendment No. 2, Post-Effective Amendment No. 2 to Registration Statement No. 33-26514 on Form S-8 for The Procter & Gamble 1983 Stock Plan;

2. Amendment No. 1 on Form S-8 to Registration Statement No. 33-31855 on Form S-4 (now S-8) for the 1982 Noxell Employees' Stock Option Plan and the 1984 Noxell Employees' Stock Option Plan;

3. Amendment No. 1, Post-Effective Amendment No. 1 to Registration Statement No. 33-49289 on Form S-8 for The Procter & Gamble 1992 Stock Plan;

4. Registration Statement No. 33-47656 on Form S-8 for The Procter & Gamble International Stock Ownership Plan;

5. Registration Statement No. 33-49111 on Form S-3 for The Procter & Gamble Stock Investment Program;

6. Registration Statement No. 33-50273 on Form S-8 for The Procter & Gamble Commercial Company Employees' Savings Plan;

7. Registration Statement No. 33-51469 on Form S-8 for The Procter & Gamble 1993 non-employee Directors' Stock Plan;

8. Amendment No. 1 to Registration Statement No. 33-55471 on Form S-3 for The Procter & Gamble Company Debt Securities and Warrants;

9. Registration Statement No. 333-03821 on Form S-3 for The Procter & Gamble Company Debt Securities and Warrants;

10. Registration Statement No. 333-05715 on Form S-8 for The Procter & Gamble Profit Sharing Trust and Employee Stock Ownership Plan; and

11. Amendment No. 1, Post-Effective Amendment No. 1 to Registration Statement No. 33-59257 on Form S-3 for The Procter & Gamble Shareholder Investment Program.

/S/DELOITTE & TOUCHE LLP
September 10, 1996